Portfolio Recovery Associates Reports Record First Quarter 2011 Results

EPS Totals $1.34 in Quarter as Net Income Grows 56% to Record $23.1 Million; Revenue Up 34% to Record $112 Million as Cash Collections Rise 40% to Record $167 Million; Portfolio Acquisitions Total $108 Million

NORFOLK, VA -- (Marketwire - May 04, 2011) - Portfolio Recovery Associates, Inc. (NASDAQ: PRAA), a specialized financial services company and market leader in the consumer debt purchase and collection industry, today reported record first quarter results including net income of $23.1 million for the quarter ended March 31, 2011.

Net income for the first quarter of 2011 increased 56% from $14.8 million in the same period a year earlier. Earnings per diluted share were $1.34 in the first quarter of 2011, up 47% from $0.91 in the first quarter of 2010.

In the first quarter of 2011, total revenue rose 34% from the year-earlier period to a record $111.8 million. Total revenue consists of cash collections reduced by amounts applied to principal on the Company's owned debt portfolios, plus fee income earned from its fee-for-service businesses. During the first quarter of 2011, the Company applied 42.4% of cash collections to reduce the carrying value of its owned debt portfolios, down slightly from 43.0% in the first quarter of 2010. The first quarter 2011 principal amortization rate included a $4.0 million net allowance charge against certain pools of finance receivables accounts.

"Portfolio Recovery Associates kicked off 2011 with record financial results, driven by significantly higher first-quarter cash collections on our portfolios of defaulted consumer debt," said Steven D. Fredrickson, chairman, president and chief executive officer. "This performance, building on the Company's strong results in 2010, in large part reflects the improvements we've continued to make in our collections operations over time. These long-term investments paid off particularly well in the first quarter, with all measurements of collector productivity up strongly from 2010."

Financial and Operating Highlights

-- Cash collections increased 40% to a record $166.7 million in the first quarter of 2011 from $119.2 million in the year-ago period.  Call center and other collections increased 18%, external legal collections increased 39%, internal legal collections grew 46%, and purchased bankruptcy collections gained 76% when compared with the year-earlier period.  The table below displays cash collections by source, by quarter for the past five quarters:

Cash Collection Source ($ in
 thousands)                     Q12011   Q42010   Q32010   Q22010   Q12010
                               ======== ======== ======== ======== ========
Call Center & Other
 Collections                   $ 67,377 $ 53,775 $ 51,711 $ 54,477 $ 56,987
External Legal Collections       25,378   21,446   20,217   18,819   18,276
Internal Legal Collections       15,598   12,841   12,130   11,362   10,714
Purchased Bankruptcy
 Collections                     58,364   56,301   53,319   43,748   33,219
                               -------- -------- -------- -------- --------
Total Cash Collections         $166,717 $144,363 $137,377 $128,406 $119,196

-- Internal legal collections grew to $15.6 million in the first quarter of
   2011 from $10.7 million in the year ago quarter.  Internal legal collections, in which the Company uses its own staff attorneys or in select cases, third-party attorneys working on a fixed price basis, represent an important, emerging collections channel.

-- Productivity rose to a record $241 per collector hour paid for the first quarter of 2011 from $194 for all of 2010.  Productivity is measured by cash collections per collector hour paid, the Company's key measure of collector performance.  Excluding the impact of trustee remittances from purchased bankrupt accounts, the comparison is $162 for the first quarter of 2011, compared with $129 for all of 2010.  Excluding trustee remittances on purchased bankrupt accounts and external legal collections, the comparison is $125 for the first three months of 2011 and $100 for all of 2010.

-- In the first quarter of 2011, revenue was a record $111.8 million, up
   34% compared with the same period a year ago.  This was driven by record cash receipts of $182.5 million in the first quarter, up 36% from $134.6 million a year earlier.  Cash receipts are comprised of both cash collections and revenue from the Company's fee-based businesses.

-- The Company's net allowance charge totaled $4.0 million in the first quarter of 2011, representing 0.5% of net finance receivables at period-end and 2.4% of cash collections.  The table below displays net allowance charges incurred by quarter, by buying period since 2005, as well as purchases of charged-off consumer debt, net of buybacks:

($ in thousands)
Entire Portfolio                      Purchase Period
Allowance Period 1996-2003     2004        2005        2006        2007
                 ---------  ----------  ----------  ----------  ----------
Q1 05            $       -  $        -  $        -  $        -  $        -
Q2 05                    -           -           -           -           -
Q3 05                    -           -           -           -           -
Q4 05                  200           -           -           -           -
Q1 06                    -           -         175           -           -
Q2 06                   75           -         125           -           -
Q3 06                  200           -          75           -           -
Q4 06                    -           -         450           -           -
Q1 07                 (245)          -         610           -           -
Q2 07                   90           -           -           -           -
Q3 07                  200         320         660           -           -
Q4 07                  190         150         615         340           -
Q1 08                  120         650         910       1,105           -
Q2 08                  260         720           -       2,330         650
Q3 08                  (90)         60         325       1,135       2,350
Q4 08                 (400)       (140)      1,805       2,600       4,380
Q1 09                 (225)         35       1,150         910       2,300
Q2 09                 (230)       (220)        495         765         685
Q3 09                  (25)       (190)      1,170       1,965         340
Q4 09                 (120)          -       1,375       1,220         110
Q1 10                    -           -       2,795       1,175       2,900
Q2 10                    -         (80)      1,600       2,100         700
Q3 10                    -         (80)      1,650       2,050       2,750
Q4 10                    -         (10)        832       1,720       1,150
Q1 11                    -         (15)        455        (100)        400
                 ---------  ----------  ----------  ----------  ----------
Total            $       -  $    1,200  $   17,272  $   19,315  $   18,715
                 =========  ==========  ==========  ==========  ==========
Purchases, net   $ 203,026  $   59,177  $  143,171  $  107,710  $  258,393
                 ---------  ----------  ----------  ----------  ----------

($ in thousands)
Entire Portfolio             Purchase Period
                                                       Net
                                                    Allowance
                                                    Charge as
Allowance Period    2008     2009-2011    Total      % of NFR
                 ----------- ---------- ----------  ----------
Q1 05            $         - $        - $        -         0.0%
Q2 05                      -          -          -         0.0%
Q3 05                      -          -          -         0.0%
Q4 05                      -          -        200         0.1%
Q1 06                      -          -        175         0.1%
Q2 06                      -          -        200         0.1%
Q3 06                      -          -        275         0.1%
Q4 06                      -          -        450         0.2%
Q1 07                      -          -        365         0.1%
Q2 07                      -          -         90         0.0%
Q3 07                      -          -      1,180         0.4%
Q4 07                      -          -      1,295         0.3%
Q1 08                      -          -      2,785         0.6%
Q2 08                      -          -      3,960         0.8%
Q3 08                      -          -      3,780         0.7%
Q4 08                    620          -      8,865         1.6%
Q1 09                  2,050          -      6,220         1.1%
Q2 09                  2,425          -      3,920         0.6%
Q3 09                  4,750          -      8,010         1.2%
Q4 09                  6,900          -      9,485         1.4%
Q1 10                      -          -      6,870         0.9%
Q2 10                  2,000          -      6,320         0.8%
Q3 10                    150          -      6,520         0.8%
Q4 10                  1,750          -      5,442         0.7%
Q1 11                  3,300          -      4,040         0.5%
                 ----------- ---------- ----------
Total            $    23,945 $        - $   80,447
                 =========== ========== ==========
Purchases, net   $   275,143 $  749,840 $1,796,460
                 ----------- ---------- ----------

($ in thousands)
Purchased Bankruptcy
 Portfolio                              Purchase Period
Allowance Period     1996-2003    2004       2005       2006       2007
                     ---------- ---------  ---------  ---------  ----------
Q1 05                $        - $       -  $       -  $       -  $        -
Q2 05                         -         -          -          -           -
Q3 05                         -         -          -          -           -
Q4 05                         -         -          -          -           -
Q1 06                         -         -          -          -           -
Q2 06                         -         -          -          -           -
Q3 06                         -         -          -          -           -
Q4 06                         -         -          -          -           -
Q1 07                         -         -          -          -           -
Q2 07                         -         -          -          -           -
Q3 07                $        - $     320  $     160  $       -  $        -
Q4 07                         -       150          -        150           -
Q1 08                         -       530         60        405           -
Q2 08                         -        15          -        450           -
Q3 08                         -       115          -         30           -
Q4 08                         -       110        315        325           -
Q1 09                         -        10        100         50           -
Q2 09                         -        15         (5)         -           -
Q3 09                         -        20         70          -           -
Q4 09                         -         -        100         70         110
Q1 10                         -         -         95         50       1,200
Q2 10                         -       (30)        25          -           -
Q3 10                         -       (30)         -       (100)        600
Q4 10                         -       (10)       (18)       (30)        950
Q1 11                         -       (15)       (95)      (100)      1,150
                     ---------- ---------  ---------  ---------  ----------
Total                $        - $   1,200  $     807  $   1,300  $    4,010
                     ========== =========  =========  =========  ==========

Purchases, net       $        - $   7,468  $  29,301  $  17,648  $   78,552
                     ---------- ---------  ---------  ---------  ----------

($ in thousands)
Purchased Bankruptcy
 Portfolio                       Purchase Period
                                                         Net
                                                      Allowance
                                                      Charge as
Allowance Period       2008     2009-2011    Total    % of NFR
                     ---------- ---------- ---------  ---------
Q1 05                $        - $        - $       -        0.0%
Q2 05                         -          -         -        0.0%
Q3 05                         -          -         -        0.0%
Q4 05                         -          -         -        0.0%
Q1 06                         -          -         -        0.0%
Q2 06                         -          -         -        0.0%
Q3 06                         -          -         -        0.0%
Q4 06                         -          -         -        0.0%
Q1 07                         -          -         -        0.0%
Q2 07                         -          -         -        0.0%
Q3 07                $        - $        - $     480        1.3%
Q4 07                         -          -       300        0.3%
Q1 08                         -          -       995        0.8%
Q2 08                         -          -       465        0.3%
Q3 08                         -          -       145        0.1%
Q4 08                         -          -       750        0.4%
Q1 09                         -          -       160        0.1%
Q2 09                         -          -        10        0.0%
Q3 09                         -          -        90        0.0%
Q4 09                         -          -       280        0.1%
Q1 10                         -          -     1,345        0.4%
Q2 10                         -          -        (5)       0.0%
Q3 10                         -          -       470        0.1%
Q4 10                         -          -       892        0.2%
Q1 11                     1,300          -     2,240        0.5%
                     ---------- ---------- ---------
Total                $    1,300 $        - $   8,617
                     ========== ========== =========

Purchases, net       $  108,613 $  413,156 $ 654,738
                     ---------- ---------- ---------

($ in thousands)
Core Portfolio                          Purchase Period
Allowance Period 1996-2003     2004        2005        2006        2007
                 ---------  ----------  ----------  ----------  ----------
Q1 05            $       -  $        -  $        -  $        -  $        -
Q2 05                    -           -           -           -           -
Q3 05                    -           -           -           -           -
Q4 05                  200           -           -           -           -
Q1 06                    -           -         175           -           -
Q2 06                   75           -         125           -           -
Q3 06                  200           -          75           -           -
Q4 06                    -           -         450           -           -
Q1 07                 (245)          -         610           -           -
Q2 07                   90           -           -           -           -
Q3 07                  200           -         500           -           -
Q4 07                  190           -         615         190           -
Q1 08                  120         120         850         700           -
Q2 08                  260         705           -       1,880         650
Q3 08                  (90)        (55)        325       1,105       2,350
Q4 08                 (400)       (250)      1,490       2,275       4,380
Q1 09                 (225)         25       1,050         860       2,300
Q2 09                 (230)       (235)        500         765         685
Q3 09                  (25)       (210)      1,100       1,965         340
Q4 09                 (120)          -       1,275       1,150           -
Q1 10                    -           -       2,700       1,125       1,700
Q2 10                    -         (50)      1,575       2,100         700
Q3 10                    -         (50)      1,650       2,150       2,150
Q4 10                    -           -         850       1,750         200
Q1 11                    -           -         550           -        (750)
                 ---------  ----------  ----------  ----------  ----------
Total            $       -  $        -  $   16,465  $   18,015  $   14,705
                 =========  ==========  ==========  ==========  ==========

Portfolio
 Purchases, net  $ 203,026  $   51,709  $  113,870  $   90,062  $  179,841
                 ---------  ----------  ----------  ----------  ----------

($ in thousands)
Core Portfolio             Purchase Period
                                                       Net
                                                    Allowance
                                                    Charge as
Allowance Period    2008     2009-2011    Total      % of NFR
                 ----------- ---------- ----------  ----------
Q1 05            $         - $        - $        -         0.0%
Q2 05                      -          -          -         0.0%
Q3 05                      -          -          -         0.0%
Q4 05                      -          -        200         0.1%
Q1 06                      -          -        175         0.1%
Q2 06                      -          -        200         0.1%
Q3 06                      -          -        275         0.2%
Q4 06                      -          -        450         0.2%
Q1 07                      -          -        365         0.2%
Q2 07                      -          -         90         0.0%
Q3 07                      -          -        700         0.2%
Q4 07                      -          -        995         0.3%
Q1 08                      -          -      1,790         0.5%
Q2 08                      -          -      3,495         0.9%
Q3 08                      -          -      3,635         1.0%
Q4 08                    620          -      8,115         2.1%
Q1 09                  2,050          -      6,060         1.6%
Q2 09                  2,425          -      3,910         1.0%
Q3 09                  4,750          -      7,920         2.0%
Q4 09                  6,900          -      9,205         2.3%
Q1 10                      -          -      5,525         1.4%
Q2 10                  2,000          -      6,325         1.6%
Q3 10                    150          -      6,050         1.5%
Q4 10                  1,750          -      4,550         1.1%
Q1 11                  2,000          -      1,800         0.4%
                 ----------- ---------- ----------
Total            $    22,645 $        - $   71,830
                 =========== ========== ==========

Portfolio
 Purchases, net  $   166,530 $  336,684 $1,141,722
                 ----------- ---------- ----------

-- The Company purchased $1.49 billion of face-value debt during the first quarter of 2011 for $107.9 million.  This was acquired in 79 portfolios from nine different sellers.  The tables below display purchase price amounts by year, net of buybacks, current net finance receivable balance, cash collections to date including sales, estimated remaining and total collections and estimated purchase price multiples:

($ in thousands)
Entire Portfolio
                                    Net
                                  Finance    Actual
                                Receivables   Cash                Total
                                  Balance  Collections           Estimated
                         Total       at    Including  Estimated Collections
Purchase     Purchase  Estimated   March      Cash    Remaining to Purchase
Period         Price  Collections 31, 2011   Sales   Collections   Price
            ---------- ---------- -------- ---------- ---------- ---------
1996        $    3,080 $   10,139 $      - $   10,056 $       83       329%
1997             7,685     25,395        -     25,176        219       330%
1998            11,089     37,039        -     36,719        320       334%
1999            18,898     68,459        -     67,408      1,051       362%
2000            25,020    114,253        -    111,518      2,735       457%
2001            33,481    171,854        -    167,820      4,034       513%
2002            42,325    191,508        -    186,151      5,357       452%
2003            61,448    254,708        -    245,989      8,719       415%
2004            59,177    189,433        -    181,113      8,320       320%
2005           143,171    310,185   17,951    275,712     34,473       217%
2006           107,710    217,899   23,750    174,373     43,526       202%
2007           258,393    506,495   88,892    354,838    151,657       196%
2008           275,143    534,146  140,404    294,161    239,985       194%
2009           281,571    726,328  182,260    282,049    444,279       258%
2010           360,199    776,111  306,217    138,768    637,343       215%
YTD 2011       108,070    214,642  107,518      3,473    211,169       199%
            ---------- ---------- -------- ---------- ---------- ---------
Total       $1,796,460 $4,348,594 $866,992 $2,555,324 $1,793,270       242%
            ========== ========== ======== ========== ========== =========

($ in thousands)
Purchased Bankruptcy Portfolio
                                    Net
                                  Finance    Actual
                                Receivables   Cash                Total
                                  Balance  Collections           Estimated
                         Total       at    Including  Estimated Collections
Purchase     Purchase  Estimated   March      Cash    Remaining to Purchase
Period         Price  Collections 31, 2011   Sales   Collections   Price
            ---------- ---------- -------- ---------- ---------- ---------
1996-2003   $        - $        - $      - $        - $        -         0%
2004             7,468     14,254        -     14,195         59       191%
2005            29,301     43,176      152     42,958        218       147%
2006            17,648     30,998      209     29,460      1,538       176%
2007            78,552    110,615   22,144     83,798     26,817       141%
2008           108,613    182,494   61,507     96,737     85,757       168%
2009           156,062    361,033  117,641    121,515    239,518       231%
2010           210,488    387,349  190,642     60,446    326,903       184%
YTD 2011        46,606     72,505   46,606        185     72,320       156%
            ---------- ---------- -------- ---------- ---------- ---------
Total       $  654,738 $1,202,424 $438,901 $  449,294 $  753,130       184%
            ========== ========== ======== ========== ========== =========

($ in thousands)
Core Portfolio
                                    Net
                                  Finance    Actual
                                Receivables   Cash                Total
                                  Balance  Collections           Estimated
                         Total       at    Including  Estimated Collections
Purchase     Purchase  Estimated   March      Cash    Remaining to Purchase
Period         Price  Collections 31, 2011   Sales   Collections   Price
            ---------- ---------- -------- ---------- ---------- ---------
1996        $    3,080 $   10,139 $      - $   10,056 $       83       329%
1997             7,685     25,395        -     25,176        219       330%
1998            11,089     37,039        -     36,719        320       334%
1999            18,898     68,459        -     67,408      1,051       362%
2000            25,020    114,253        -    111,518      2,735       457%
2001            33,481    171,854        -    167,820      4,034       513%
2002            42,325    191,508        -    186,151      5,357       452%
2003            61,448    254,708        -    245,989      8,719       415%
2004            51,709    175,179        -    166,918      8,261       339%
2005           113,870    267,009   17,799    232,754     34,255       234%
2006            90,062    186,901   23,541    144,913     41,988       208%
2007           179,841    395,880   66,748    271,040    124,840       220%
2008           166,530    351,652   78,897    197,424    154,228       211%
2009           125,509    365,295   64,619    160,534    204,761       291%
2010           149,711    388,762  115,575     78,322    310,440       260%
YTD 2011        61,464    142,137   60,912      3,288    138,849       231%
            ---------- ---------- -------- ---------- ---------- ---------
Total       $1,141,722 $3,146,170 $428,091 $2,106,030 $1,040,140       276%
            ========== ========== ======== ========== ========== =========

-- The Company's fee-for-service businesses generated revenue of $15.8 million in the first quarter of 2011, an increase of 2% from the same period a year ago.  This increase was primarily due to the performance of Claims Compensation Bureau, LLC, or CCB.  Portfolio Recovery
   Associates acquired a 62% controlling interest in CCB, on March 15,
   2010.  Together, the fee businesses accounted for 14.1% of the Company's overall revenue in the first quarter of 2011, down from 18.5% in the first quarter of 2010.

-- During the first quarter of 2011, the Company recorded ongoing non-cash equity-based compensation expense of $1.7 million.

-- Cash balances were $35.4 million as of March 31, 2011, down from $41.1 million as of December 31, 2010.  During the first quarter of 2011, the
   Company had net repayments of $10 million on its line of credit, leaving it with $290 million in outstanding borrowings at quarter end. Remaining borrowing availability under the line was $117.5 million as of March 31,
   2011.

Kevin P. Stevenson, chief financial and administrative officer, said: "Portfolio Recovery Associates turned in a strong performance across the board in the first quarter, building on record cash collections driven by the long-term investments we have made in portfolio purchases and our collections operations. In addition, we saw our fee businesses make progress in the quarter, led by strong results from our claims processing subsidiary, CCB. Our other fee businesses continued to meet their challenges head on, with a new leadership team at our government services business and with process and strategy improvements and management changes at our auto location business."

Conference Call Information

The Company will hold a conference call with investors tonight, 5:30 p.m. EDT, Wednesday, May 4, 2011, to discuss its first-quarter results. Investors can access the call live by dialing 888-679-8037 for domestic callers or 617-213-4849 for international callers using the pass code 69150702. Investors may also listen via webcast at the Company's website, www.portfoliorecovery.com.

Following the live call, investors may listen to the call via a taped replay, which will be available for seven days, by dialing 888-286-8010 for domestic callers and 617-801-6888 for international callers using the pass code 94862609. The replay will be available approximately two hours after today's conference call ends. There will also be an archived webcast available at the Company's website.

About Portfolio Recovery Associates, Inc.

Portfolio Recovery Associates, Inc. (NASDAQ: PRAA), a specialized financial services company, is a market leader in the consumer debt purchase and collection industry. The Company, which has purchased more than $56 billion of defaulted consumer debt since its inception, has operations in 10 states, approximately 25 million customer accounts and nearly 2,500 employees. Portfolio Recovery Associates also provides a broad range of fee-based services through its subsidiaries: PRA Government Services, LLC, MuniServices, LLC, PRA Location Services, LLC, and Claims Compensation Bureau, LLC. Working every day with people in financial distress, the Company seeks to engage collaboratively with its customers to create realistic, affordable repayment plans. Portfolio Recovery Associates has a longstanding culture of compliance, and for four consecutive years has been named to the Forbes 100 Best Small Companies in America annual rankings list (2007 - 2010). Additional information about Portfolio Recovery Associates is available at www.portfoliorecovery.com.

Statements herein which are not historical, including Portfolio Recovery Associates' or management's intentions, hopes, beliefs, expectations, representations, projections, plans or predictions of the future, including future revenue and earnings growth, statements with respect to future contributions of its subsidiaries to earnings and future portfolio-purchase opportunities, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include references to Portfolio Recovery Associates' presentations and web casts. The forward-looking statements in this press release are based upon management's beliefs, assumptions and expectations of the Company's future operations and economic performance, taking into account currently available information. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties, some of which are not currently known to us. Actual events or results may differ from those expressed or implied in any such forward-looking statements as a result of various factors, including the risk factors and other risks that are described from time to time in the Company's filings with the Securities and Exchange Commission including but not limited to its annual reports on Form 10-K, its quarterly reports on Form 10-Q and its current reports on Form 8-K, filed with the Securities and Exchange Commission and available through the Company's website, which contain a more detailed discussion of the Company's business, including risks and uncertainties that may affect future results. Due to such uncertainties and risks, readers are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date hereof. Information in this press release may be superseded by more recent information or statements, which may be disclosed in later press releases, subsequent filings with the Securities and Exchange Commission or otherwise. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or to reflect any change in events, conditions or circumstances on which any such forward-looking statements are based, in whole or in part.

                    Portfolio Recovery Associates, Inc.
                 Unaudited Consolidated Income Statements
                 (in thousands, except per share amounts)

                                                 Three Months  Three Months
                                                  Ended March  Ended March
                                                    31, 2011     31, 2010
                                                  -----------  -----------

Revenues:
 Income recognized on finance receivables, net    $    95,974  $    67,951
 Fee income                                            15,803       15,427
                                                  -----------  -----------

       Total revenues                                 111,777       83,378

Operating expenses:
   Compensation and employee services                  34,153       29,642
   Legal and agency fees and costs                     17,726       13,338
   Outside fees and services                            3,414        2,829
   Communications                                       6,313        5,058
   Rent and occupancy                                   1,398        1,252
   Depreciation and amortization                        3,216        2,550
   Other operating expenses                             2,852        2,274
                                                  -----------  -----------

     Total operating expenses                          69,072       56,943
                                                  -----------  -----------

       Income from operations                          42,705       26,435

Other income and (expense):
 Interest income                                            -           36
 Interest expense                                      (2,867)      (2,180)
                                                  -----------  -----------

       Income before income taxes                      39,838       24,291

       Provision for income taxes                      16,129        9,486
                                                  -----------  -----------

       Net income                                 $    23,709  $    14,805
                                                  ===========  ===========

         Less net income attributable to
          noncontrolling interest                        (588)          (5)
                                                  -----------  -----------

       Net income attributable to Portfolio
        Recovery Associates, Inc.                 $    23,121  $    14,800
                                                  ===========  ===========

Net income per common share attributable to
 Portfolio Recovery Associates, Inc.:
  Basic                                           $      1.35  $      0.91
  Diluted                                         $      1.34  $      0.91
Weighted average number of shares outstanding:
  Basic                                                17,092       16,191
  Diluted                                              17,199       16,203

                    Portfolio Recovery Associates, Inc.
              Unaudited Consolidated Summary Balance Sheets
                 (in thousands, except per share amounts)

                                                      March 31,   December
ASSETS                                                  2011      31, 2010
                                                     ---------- -----------

Cash and cash equivalents                            $   35,443 $    41,094
Finance receivables, net                                866,992     831,330
Accounts receivable, net                                  7,369       8,932
Property and equipment, net                              24,469      24,270
Goodwill                                                 61,678      61,678
Intangible assets, net                                   17,215      18,466
Other assets                                              6,933      10,138
                                                     ---------- -----------

     Total assets                                    $1,020,099 $   995,908
                                                     ========== ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
 Accounts payable and accrued liabilities            $   17,995 $    23,576
 Net deferred tax liability                             179,043     164,971
 Line of credit                                         290,000     300,000
 Long term debt                                           2,098       2,396
                                                     ---------- -----------

    Total liabilities                                   489,136     490,943
                                                     ---------- -----------

 Redeemable noncontrolling Interest                      15,253      14,449
                                                     ---------- -----------

Stockholders' equity:
 Portfolio Recovery Associates, Inc. stockholders'
  equity:
   Preferred stock, par value $0.01, authorized
    shares, 2,000, issued and outstanding shares - 0          -           -
   Common stock, par value $0.01, authorized shares,
    30,000, 17,099 issued and outstanding shares at
    March 31, 2011, and 17,064 issued and
    outstanding shares at December 31, 2010                 171         171
   Additional paid-in capital                           165,611     163,538
   Retained earnings                                    349,928     326,807
                                                     ---------- -----------
     Total stockholders' equity                         515,710     490,516
                                                     ========== ===========

       Total liabilities and stockholders' equity    $1,020,099 $   995,908
                                                     ========== ===========

                    Portfolio Recovery Associates, Inc.
          Unaudited Consolidated Summary Statements of Cash Flows
                              (in thousands)

                                                 Three Months  Three Months
                                                  Ended March  Ended March
                                                    31, 2011     31, 2010
                                                  -----------  -----------

Cash flows from operating activities:
   Net income                                     $    23,709  $    14,805
   Adjustments to reconcile net income to net
    cash provided by operating activities:
         Amortization of share-based compensation       2,614          880
         Depreciation and amortization                  3,216        2,550
         Deferred tax expense                          14,072        9,070
         Changes in operating assets and
          liabilities:
            Other assets                                3,205        2,408
            Accounts receivable                         1,563          417
            Accounts payable and accrued
             liabilities                               (5,059)      (2,606)
                                                  -----------  -----------

         Net cash provided by operating
          activities                                   43,320       27,524
                                                  -----------  -----------

Cash flows from investing activities:
 Purchases of property and equipment                   (2,163)      (1,706)
 Acquisition of finance receivables, net of
  buybacks                                           (106,405)    (100,266)
 Collections applied to principal on finance
  receivables                                          70,743       51,244
 Business acquisitions, net of cash acquired                -      (22,500)
 Contingent payment made for business acquisition           -         (100)
                                                  -----------  -----------

    Net cash used in investing activities             (37,825)     (73,328)
                                                  -----------  -----------

Cash flows from financing activities:
 Proceeds from exercise of options                        149            -
 Income tax benefit from share-based compensation         294           22
 Proceeds from line of credit                           2,000       70,500
 Principal payments on line of credit                 (12,000)     (93,500)
 Proceeds from stock offering, net of offering
  costs                                                     -       71,688
 Distributions paid to noncontrolling interest         (1,291)           -
 Principal payments on long-term debt                    (298)        (165)
                                                  -----------  -----------

    Net cash (used in)/provided by financing
     activities                                       (11,146)      48,545
                                                  -----------  -----------

    Net (decrease)/increase in cash and cash
     equivalents                                       (5,651)       2,741

Cash and cash equivalents, beginning of year           41,094       20,265
                                                  -----------  -----------

Cash and cash equivalents, end of period          $    35,443  $    23,006
                                                  ===========  ===========
Supplemental disclosure of cash flow information:
 Cash paid for interest                           $     2,711  $     2,151
 Cash paid for income taxes                                15           61
Noncash investing and financing activities:
 Net unrealized change in fair value of
  derivative instrument                           $         -  $      (108)
 Distributions payable to noncontrolling interest         769            -
 Adjustment to reflect redemption amount of
  noncontrolling interest                                 985            -

FINANCIAL HIGHLIGHTS                          Three Months Ended
                                                   March 31,           %
(dollars in thousands)                         2011        2010     Change
                                            ----------  ----------  ------
EARNINGS
Income recognized on finance receivables,
 net                                        $   95,974  $   67,951      41%
Fee income                                      15,803      15,427       2%
Total revenues                                 111,777      83,378      34%
Operating expenses                              69,072      56,943      21%
Income from operations                          42,705      26,435      62%
Net interest expense                             2,867       2,144      34%
Net income                                      23,709      14,805      60%
Net income attributable to Portfolio
 Recovery Associates, Inc.                      23,121      14,800      56%
                                            ----------  ----------  ------
PERIOD-END BALANCES
Cash and cash equivalents                   $   35,443  $   23,006      54%
Finance receivables, net                       866,992     742,484      17%
Goodwill and intangible assets, net             78,893      79,071       0%
Total assets                                 1,020,099     882,450      16%
Line of credit                                 290,000     296,300      -2%
Total liabilities                              489,136     444,318      10%
Total equity                                   515,710     422,804      22%
                                            ----------  ----------  ------
FINANCE RECEIVABLE COLLECTIONS
Cash collections                            $  166,717  $  119,196      40%
Principal amortization without allowance
 charges                                        66,703      44,374      50%
Principal amortization with allowance
 charges                                        70,743      51,245      38%
Principal amortization w/ allowance charges
 as % of cash collections:
   Including fully amortized pools                42.4%       43.0%     -1%
   Excluding fully amortized pools                45.3%       47.1%     -4%
Estimated remaining collections - core      $1,040,140  $  912,423      14%
Estimated remaining collections -
 bankruptcy                                    753,130     623,706      21%
Estimated remaining collections - total      1,793,270   1,536,129      17%
                                            ----------  ----------  ------
ALLOWANCE FOR FINANCE RECEIVABLES
Balance at period-end                       $   80,447  $   58,125      38%
Balance at period-end to net finance
 receivables                                      9.28%       7.83%     19%
Allowance charge                            $    4,040  $    6,870     -41%
Allowance charge to net finance receivable
 income                                           4.21%      10.11%    -58%
Allowance charge to cash collections              2.42%       5.76%    -58%
                                            ----------  ----------  ------
PURCHASES OF FINANCE RECEIVABLES
Purchase price - core                       $   61,294  $   31,038      97%
Face value - core                            1,008,758     593,139      70%
Purchase price - bankruptcy                     46,607      71,582     -35%
Face value - bankruptcy                        482,941   1,298,108     -63%
Purchase price - total                         107,901     102,620       5%
Face value - total                           1,491,699   1,891,247     -21%
Number of portfolios - total                        79          84      -6%
                                            ----------  ----------  ------
PER SHARE DATA
Net income per common share - diluted       $     1.34  $     0.91      47%
Weighted average number of shares
 outstanding - diluted                          17,199      16,203       6%
Closing market price                        $    85.13  $    54.87      55%
                                            ----------  ----------  ------
RATIOS AND OTHER DATA
Return on average equity (1)                     18.25%      15.05%     21%
Return on revenue (2)                            21.21%      17.76%     19%
Operating margin (3)                             38.21%      31.71%     21%
Operating expense to cash receipts (4)           37.84%      42.30%    -11%
Debt to equity (5)                               56.64%      70.40%    -20%
Cash  collections per collector hour paid:
   Total                                    $      241  $      182      33%
   Excluding bankruptcy collections         $      162  $      135      20%
   Excluding bankruptcy and external legal
    collections                             $      125  $      106      18%
Number of collectors                             1,486       1,379       8%
Number of employees                              2,482       2,329       7%
Cash receipts (4)                           $  182,520  $  134,623      36%
Line of credit - unused portion at period
 end                                           117,500      68,700      71%
                                            ----------  ----------  ------
Notes:
(1) Calculated as annualized net income divided by average equity for the period
(2) Calculated as net income divided by total revenues
(3) Calculated as income from operations divided by total revenues
(4) "Cash receipts" is defined as cash collections plus fee income
(5) For purposes of this ratio, "debt" equals the line of credit balance plus long-term debt

FINANCIAL HIGHLIGHTS                For the Quarter Ended
                    ------------------------------------------------------
(dollars in          March 31    December  September   June 30   March 31
 thousands)            2011      31 2010    30 2010     2010       2010
                    ----------  ---------  ---------  ---------  ---------
EARNINGS
Income recognized
 on finance
 receivables, net   $   95,974  $  84,783  $  80,026  $  76,920  $  67,951
Fee income              15,803     15,972     15,518     16,109     15,427
Total revenues         111,777    100,755     95,544     93,029     83,378
Operating expenses      69,072     64,480     62,721     58,700     56,943
Income from
 operations             42,705     36,275     32,823     34,329     26,435
Net interest expense     2,867      2,488      2,178      2,177      2,144
Net income              23,709     20,631     18,757     19,678     14,805
Net income
 attributable to
 Portfolio Recovery
 Associates, Inc.       23,121     20,645     18,481     19,528     14,800
                    ----------  ---------  ---------  ---------  ---------
PERIOD-END BALANCES
Cash and cash
 equivalents        $   35,443  $  41,094  $  20,297  $  18,250  $  23,006
Finance
 receivables, net      866,992    831,330    807,239    775,606    742,484
Goodwill and
 intangible assets,
 net                    78,893     80,144     81,610     83,090     79,071
Total assets         1,020,099    995,908    947,737    915,021    882,450
Line of credit         290,000    300,000    288,500    289,500    296,300
Total liabilities      489,136    490,943    464,781    451,214    444,318
Total equity           515,710    490,516    468,425    448,727    422,804
                    ----------  ---------  ---------  ---------  ---------
FINANCE RECEIVABLE
 COLLECTIONS
Cash collections    $  166,717  $ 144,363  $ 137,377  $ 128,406  $ 119,196
Principal
 amortization
 without allowance      66,703     54,139     50,830     45,166     44,374
Principal
 amortization with
 allowance              70,743     59,580     57,351     51,486     51,245
Principal
 amortization w/
 allowance as % of
 cash collections:
   Including fully
    amortized pools       42.4%      41.3%      41.7%      40.1%      43.0%
   Excluding fully
    amortized pools       45.3%      44.3%      44.7%      43.5%      47.1%
Estimated remaining
 collections - core $1,040,140  $ 974,108  $ 934,942  $ 929,144  $ 912,423
Estimated remaining
 collections -
 bankruptcy            753,130    749,410    734,632    682,365    623,706
Estimated remaining
 collections - total 1,793,270  1,723,518  1,669,574  1,611,509  1,536,129
                    ----------  ---------  ---------  ---------  ---------
ALLOWANCE FOR FINANCE
 RECEIVABLES
Balance at
 period-end         $   80,447  $  76,407  $  70,965  $  64,445  $  58,125
Balance at
 period-end to net
 finance
 receivables              9.28%      9.19%      8.79%      8.31%      7.83%
Allowance charge    $    4,040  $   5,442  $   6,520  $   6,320  $   6,870
Allowance charge to
 net finance
 receivable income        4.21%      6.42%      8.15%      8.22%     10.11%
Allowance charge to
 cash collections         2.42%      3.77%      4.75%      4.92%      5.76%
                    ----------  ---------  ---------  ---------  ---------
PURCHASES OF FINANCE
 RECEIVABLES
Purchase price -
 core               $   61,294  $  44,852  $  31,831  $  42,277  $  31,038
Face value - core    1,008,758  1,357,301    588,551    885,321    593,139
Purchase price -
 bankruptcy             46,607     40,671     60,687     44,505     71,582
Face value -
 bankruptcy            482,941    511,588    788,967    781,976  1,298,108
Purchase price -
 total                 107,901     85,523     92,518     86,782    102,620
Face value - total   1,491,699  1,868,889  1,377,518  1,667,297  1,891,247
Number of
 portfolios - total         79         75         68         78         84
                    ----------  ---------  ---------  ---------  ---------
PER SHARE DATA
Net income per
 common share -
 diluted            $     1.34  $    1.20  $    1.08  $    1.14  $    0.91
Weighted average
 number of shares
 outstanding -
 diluted                17,199     17,165     17,093     17,080     16,203
Closing market
 price              $    85.13  $   75.20  $   64.66  $   66.78  $   54.87
                    ----------  ---------  ---------  ---------  ---------
RATIOS AND OTHER
 DATA
Return on average
 equity(1)               18.25%     17.09%     16.04%     17.86%     15.05%
Return on revenue(2)     21.21%     20.48%     19.63%     21.15%     17.76%
Operating margin(3)      38.21%     36.00%     34.35%     36.90%     31.71%
Operating expense to
 cash receipts(4)        37.84%     40.22%     41.02%     40.62%     42.30%
Debt to equity(5)        56.64%     61.65%     61.80%     64.78%     70.40%
Cash  collections
 per hour paid:
   Total            $      241  $     204  $     200  $     188  $     182
   Excluding
    bankruptcy
    collections     $      162  $     129  $     127  $     127  $     135
   Excluding
    bankruptcy and
    external legal
    collections     $      125  $      98  $      97  $     100  $     106
Number of
 collectors              1,486      1,472      1,422      1,384      1,379
Number of employees      2,482      2,473      2,421      2,377      2,329
Cash receipts(4)    $  182,520  $ 160,335  $ 152,895  $ 144,515  $ 134,623
Line of credit -
 unused portion at
 period end            117,500    107,500     76,500     75,500     68,700
                    ----------  ---------  ---------  ---------  ---------
Notes:
(1) Calculated as annualized net income divided by average equity for the period
(2) Calculated as net income divided by total revenues
(3) Calculated as income from operations divided by total revenues
(4) "Cash receipts" is defined as cash collections plus fee income
(5) For purposes of this ratio, "debt" equals the line of credit balance plus long-term debt

Investor Relations:
Jim Fike
Vice President, Finance
info@portfoliorecovery.com
757-961-3510

Media Relations:
Tanya M. Madison
Vice President, Corporate Communications
tmmadison@portfoliorecovery.com
757-961-3525